[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



                    MFS(R) GLOBAL TOTAL
                    RETURN FUND

                    SEMIANNUAL REPORT o APRIL 30, 2000









                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 35)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater-than-average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frames.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

------------
(1) Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2) Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3) These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the six months ended April 30, 2000, Class A shares of the Fund provided a total return of 7.01%, Class B shares 6.67%, Class C shares 6.71%, and Class I shares 7.24%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. The Fund's returns compare to a 9.73% return over the same period for the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. During the same period, the Fund's results also compare to returns of 9.87% for the Lipper Global Flexible Fund Index, 7.19% for the Standard & Poor's 500 Composite Index (the S&P 500), and 2.83% for a benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The MSCI World Index is a broad, unmanaged index of global equities. The Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q.  HOW DID THE FUND'S INVESTMENT STRATEGY IMPACT PERFORMANCE DURING THE PERIOD?

A. Our strategy leans more toward value, or what we sometimes refer to as seeking value among growth stocks. In addition, unlike other flexible global funds managers who may maintain a larger exposure to equities, we follow a disciplined asset allocation strategy toward managing this portfolio. Accordingly, the Fund's typical asset allocation has remained consistent, ranging from 55% to 65% in equities and 35% to 45% in bonds and short-term investments. We believe our strategy offers investors the ability to pursue long-term growth while also helping to reduce risk and volatility through broad diversification across different asset classes. However, similar to what we experienced in the United States, value- oriented stocks in most developed countries tended to underperform the high-tech growth stocks that dominated the market during the first four months of the period. Although we started to see investors shift assets into more value-oriented stocks in March and April, during most of the period our approach detracted from relative performance.

Q. ALTHOUGH YOU INCREASED THE FUND'S EXPOSURE TO TECHNOLOGY IN THE SECOND HALF OF 1999, THAT WEIGHTING HAS DECLINED RECENTLY. WHY?

A. We're very comfortable with the Fund's current weighting in technology, and most of our holdings in this sector provided a major boost to total return during the period. The recent decline in the technology weighting is due primarily to the weakness in stock prices in March and April. Despite the recent volatility in this sector, Japanese technology conglomerates such as Canon and Rohm represented large positions in the portfolio and held up much better than many other technology stocks. We believe that their product lines offer compelling competitive advantages, their earnings outlooks look bright, and their management teams have adopted Western-style strategies of creating shareholder value through effective cost-cutting measures, greater efficiency, and aggressive marketing.

Q.  CAN YOU TELL US ABOUT SOME OTHER STOCKS THAT WORKED WELL FOR THE FUND?

A. We've talked about our significant holding in the German telecommunications company Mannesmann in previous reports, and since being acquired by Vodafone AirTouch, it has become the largest holding in the portfolio and has provided exceptional performance for the Fund. We're strong believers in the combined company's ability to remain a dominant global provider of telecommunications services. As the world's largest provider of wireless communications, we believe it's also well positioned to outperform in one of the fastest-growing sectors of the global economy. Other stocks that contributed favorably to total return were Television Francaise, Compass Group, and Skandia. Television Francaise, one of the leading television station operators in France, benefited from the impressive acceleration in advertising spending due to the high-tech boom that has embraced continental Europe. British catering company Compass Group is a classic example of business outsourcing, an area that has experienced tremendous growth. We believe Compass' business model of operating the kitchens and cafeterias of established companies is an excellent concept, and it's quickly becoming a world leader in the corporate catering business due to its low-cost structure and strong management. Skandia, a Swedish insurance firm, also performed strongly. We believe European investors have become increasingly focused on personal investing and retirement planning, which has added considerably to Skandia's bottom line.

Q.  WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Our holding in Gannett Co. was a disappointment during the period. Despite what we believe were strong business fundamentals and a bright earnings outlook, this diversified newspaper publisher and leading provider of commercial printing services experienced poor stock performance due to weak investor sentiment. In general, it was a difficult period for financial services stocks. Our holdings in companies such as the Federal Home Loan Mortgage Corp. produced lackluster results due to ongoing concerns about the negative effects of higher interest rates.

Q.  WHAT WAS THE STRUCTURE OF THE FUND'S BOND POSITION?

A. In keeping with the Fund's strategy, our fixed-income holdings were focused on bonds issued by major governments. During the period, we took a generally defensive posture by trying to carefully balance the Fund's sensitivity to interest rates. That was particularly the case in the United States, where we were concerned about the prospects of higher interest rates and inflation. In Europe, it was a bit different. There, we thought the markets had priced in more inflation than we thought would occur, so we were not as defensive. We favored issuers in Greece, the United Kingdom, and Germany.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. We think the equity market in the United States has some short-term hurdles to get over before it can resume a steady growth path. We feel the primary focus for investors right now seems to be how many interest-rate increases will be necessary to slow U.S. economic growth. Historically, this type of environment has been very difficult for equities. As a result, we remain focused on some of the more defensive stocks in the U.S. market, companies with steady performance and long-term track records. Additionally, we'll continue to allocate a significant amount of assets to securities in Europe, Japan, and the United Kingdom, all of which we believe offer tremendous opportunities for strong stock performance relative to the United States.

/s/ Frederick J. Simmons
    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, AND THE GLOBAL TOTAL RETURN SERIES AND THE INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS TOTAL RETURN: ABOVE-AVERAGE CURRENT INCOME
                                (COMPARED TO AN ALL-STOCK PORTFOLIO) AND
                                OPPORTUNITIES FOR LONG-TERM GROWTH OF CAPITAL
                                AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        SEPTEMBER 4, 1990

  CLASS INCEPTION:              CLASS A  SEPTEMBER 4, 1990
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS C  JANUARY 3, 1994
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $360.7 MILLION NET ASSETS AS OF APRIL 30, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                     6 Months       1 Year      3 Years      5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +7.01%       +7.41%      +41.62%      +82.23%      +205.60%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +7.41%      +12.30%      +12.75%      + 12.27%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         +2.30%      +10.49%      +11.66%      + 11.71%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months       1 Year      3 Years      5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +6.67%       +6.73%      +38.92%      +76.22%      +192.30%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +6.73%      +11.58%      +12.00%      + 11.75%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         +2.81%      +10.77%      +11.74%      + 11.75%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +6.71%       +6.71%      +38.94%      +76.40%      +193.40%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +6.71%      +11.58%      +12.02%      + 11.80%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         +5.73%      +11.58%      +12.02%      + 11.80%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months       1 Year      3 Years      5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +7.24%       +7.98%      +43.34%      +84.58%      +209.55%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +7.98%      +12.75%      +13.04%      + 12.42%
------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, September 4, 1990, through
  April 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

FIVE LARGEST STOCK SECTORS

                  UTILITIES & COMMUNICATIONS         17.7%
                  TECHNOLOGY                         15.8%
                  FINANCIAL SERVICES                 12.8%
                  HEALTH CARE                         8.7%
                  CONSUMER STAPLES                    8.3%

TOP 10 STOCK HOLDINGS

VODAFONE AIRTOUCH PLC  3.3%                         BP AMOCO PLC  2.6%
British global industrial and                       British oil and petrochemical company
telecommunications company
                                                    TELEFONICA S.A.  2.5%
CANON, INC.  3.2%                                   Spanish international telecommunications company
Japanese office equipment and imaging company
                                                    COMPASS GROUP  2.3%
ROHM CO.  3.1%                                      British commercial food catering company
Japanese electronics company
                                                    AKZO NOBEL N.V.  2.0%
HEWLETT-PACKARD CO.  2.9%                           Diversified Dutch chemical company
U.S. computer systems company
                                                    QBE INSURANCE GROUP LTD.  2.0%
TELEVISION FRANCAISE  2.8%                          Australian commercial insurance company
French television company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Stocks - 62.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 45.8%
  Australia - 1.6%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                     201,284           $  1,390,598
    QBE Insurance Group Ltd. (Insurance)*                             1,070,127              4,491,447
                                                                                          ------------
                                                                                          $  5,882,045
------------------------------------------------------------------------------------------------------
  Bermuda
    FLAG Telecom Holdings Ltd. (Telecommunications)*                      4,970           $     96,915
------------------------------------------------------------------------------------------------------
  Canada - 1.9%
    BCE, Inc. (Telecommunications)                                       35,300           $  4,050,675
    Canadian National Railway Co. (Railroads)                            95,539              2,681,063
                                                                                          ------------
                                                                                          $  6,731,738
------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    International Service Systems Co. (Business Services)*               17,300           $  1,094,001
------------------------------------------------------------------------------------------------------
  France - 5.1%
    Aventis S.A. (Pharmaceuticals)                                       25,200           $  1,385,709
    Axa (Insurance)                                                      10,900              1,615,833
    Castorama Dubois Investisse (Stores)                                 11,561              2,521,870
    Compagnie Francaise d' Etudes et de Construction S.A
      (Construction)                                                     10,600              1,209,110
    Pinault-Printemps-Redoute S.A. (Retail)                              12,100              2,440,388
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                33,920              1,265,567
    Television Francaise (Broadcasting)                                   9,110              6,234,900
    Total Fina S.A., ADR (Oils)                                          23,800              1,799,875
                                                                                          ------------
                                                                                          $ 18,473,252
------------------------------------------------------------------------------------------------------
  Germany - 1.6%
    Fresenius AG, Preferred (Medical Supplies)                            5,600           $  1,239,376
    Henkel KGaA, Preferred (Chemicals)                                   46,420              2,700,233
    ProSieben Media AG, Preferred (Entertainment)                        20,700              1,847,558
                                                                                          ------------
                                                                                          $  5,787,167
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    China Telecom (Hong Kong) Ltd. (Telecommunications)                 258,000           $  1,846,714
------------------------------------------------------------------------------------------------------
  Italy - 1.7%
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)                      169,444           $  2,371,718
    Telecom Italia S.p.A. (Telecommunications)                          254,200              3,553,432
                                                                                          ------------
                                                                                          $  5,925,150
------------------------------------------------------------------------------------------------------
  Japan - 11.9%
    Canon, Inc. (Special Products and Services)                         156,000           $  7,136,216
    Eisai Co. Ltd. (Medical and Health Products)                         54,000              1,575,146
    Fuji Heavy Industries Ltd. (Automotive)                             153,000              1,168,858
    Fujitsu Ltd. (Computer Hardware - Systems)                           91,000              2,578,572
    Hitachi Ltd. (Electronics)                                          245,000              2,926,660
    Nintendo Co., Ltd. (Entertainment)                                    5,600                933,420
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                 72                893,416
    NTT Mobile Communications Network, Inc. (Telecommunications)            125              4,178,628
    Orix Corp. (Financial Services)                                       9,120              1,302,254
    Rohm Co. (Electronics)                                               20,700              6,938,976
    Secom Co. (Security Services)                                        37,000              3,104,176
    Sony Corp. (Electronics)                                             13,100              1,505,427
    Sony Corp., New Shares (Electronics)*                                13,100              1,516,344
    Takeda Chemical Industries Co. (Pharmaceuticals)                     47,000              3,094,453
    Terumo Corp. (Medical and Health Products)                           73,000              2,210,483
    Uni-Charm Corp. (Paper Products)                                      9,200                623,613
    Ushio, Inc. (Electronics)                                            58,000              1,356,144
                                                                                          ------------
                                                                                          $ 43,042,786
------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Fomento Economico Mexicano S.A. de C.V., ADR (Food
      and Beverage Products)                                             25,900           $  1,068,375
    Nuevo Grupo Iusacell S.A. de C.V., ADR (Telecommunications)*         39,100                623,156
                                                                                          ------------
                                                                                          $  1,691,531
------------------------------------------------------------------------------------------------------
  Netherlands - 4.1%
    Akzo Nobel N.V. (Chemicals)                                         111,480           $  4,562,628
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*              68,700              1,567,280
    ING Groep N.V. (Financial Services)*                                 40,849              2,228,402
    KPN N.V. (Telecommunications)                                        14,500              1,460,898
    Royal Dutch Petroleum Co., ADR (Oils)                                29,910              1,716,086
    STMicroelectronics Co. (Electronics)                                 17,175              3,276,614
                                                                                          ------------
                                                                                          $ 14,811,908
------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Singapore Press Holdings Ltd. (Printing and Publishing)              73,000           $  1,429,191
------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Electric Power Corp. (Utilities - Electric)                    17,350           $    508,224
------------------------------------------------------------------------------------------------------
  Spain - 2.9%
    Altadis S.A. (Tobacco)                                              252,054           $  2,943,831
    Banco Popular Espanol S.A. (Banks and Credit Cos.)                   20,526                554,086
    Repsol-YPF, S.A. (Oils)                                              68,900              1,409,022
    Telefonica S.A. (Telecommunications)                                251,290              5,591,170
                                                                                          ------------
                                                                                          $ 10,498,109
------------------------------------------------------------------------------------------------------
  Sweden - 1.2%
    Saab AB, "B" (Aerospace)                                            309,500           $  2,521,314
    Skandia Forsakrings AB (Insurance)                                   39,600              1,895,815
    Tele1 Europe Holdings AB (Telecommunications)*                        1,970                 30,998
                                                                                          ------------
                                                                                          $  4,448,127
------------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Carrier 1 International S.A., ADR (Telecommunications)*               1,930           $    158,753
    Nestle S.A. (Food and Beverage Products)                              2,062              3,635,377
                                                                                          ------------
                                                                                          $  3,794,130
------------------------------------------------------------------------------------------------------
  United Kingdom - 10.8%
    AstraZeneca Group PLC (Medical and Health Products)                  32,563           $  1,360,880
    Boots Co. PLC (Retail)*                                             243,300              1,868,040
    BP Amoco PLC, ADR (Oils)                                            111,946              5,709,246
    British Aerospace PLC (Aerospace)*                                  336,827              2,071,004
    British Telecommunications PLC (Telecommunications)*                156,613              2,803,513
    Cable & Wireless Communications PLC (Telecommunications)            112,400              1,684,882
    Carlton Communicatons PLC (Broadcasting)*                           121,500              1,472,353
    CGU PLC (Insurance)*                                                 85,400              1,224,318
    Compass Group (Restaurants and Food Service)                        353,100              5,084,126
    Diageo PLC (Food and Beverage Products)*                            265,394              2,139,921
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                       118,300              1,154,594
    Reuters Group PLC (Business Services)                               147,150              2,636,407
    United News & Media PLC (Broadcasting)                              198,700              2,582,624
    Vodafone AirTouch PLC (Telecommunications)*                       1,590,864              7,280,434
                                                                                          ------------
                                                                                          $ 39,072,342
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $165,133,330
------------------------------------------------------------------------------------------------------
U.S. Stocks - 16.3%
  Advertising - 0.3%
    Omnicom Group, Inc.                                                  12,400           $  1,129,175
------------------------------------------------------------------------------------------------------
  Aerospace and Defense - 0.3%
    Boeing Co.                                                           29,700           $  1,178,719
------------------------------------------------------------------------------------------------------
  Auto Parts - 0.2%
    Delphi Automotive Systems Corp.                                      33,700           $    644,512
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.8%
    Pharmacia Corp.                                                      59,597           $  2,976,125
------------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    Hewlett-Packard Co.                                                  47,800           $  6,453,000
    International Business Machines Corp.                                22,480              2,509,330
    Xerox Corp.                                                          22,100                584,269
                                                                                          ------------
                                                                                          $  9,546,599
------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    United Parcel Service, Inc.                                           5,460           $    363,090
------------------------------------------------------------------------------------------------------
  Computer Services - 0.3%
    Computer Sciences Corp.*                                             14,900           $  1,215,281
------------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    Martin Marietta Materials, Inc.                                      35,286           $  1,870,158
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Philip Morris Cos., Inc.                                             51,650           $  1,129,844
    Tyco International Ltd.                                              53,944              2,478,052
                                                                                          ------------
                                                                                          $  3,607,896
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Emerson Electric Co.                                                 48,500           $  2,661,438
    General Electric Co.                                                 27,090              4,259,902
                                                                                          ------------
                                                                                          $  6,921,340
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Federal Home Loan Mortgage Corp.                                     24,060           $  1,105,256
    Goldman Sachs Group, Inc.                                             2,200                205,150
    Merrill Lynch & Co., Inc.                                            15,500              1,580,031
                                                                                          ------------
                                                                                          $  2,890,437
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                                            60,300           $  4,254,919
------------------------------------------------------------------------------------------------------
  Insurance - 2.1%
    American International Group, Inc.                                   39,175           $  4,297,008
    Metlife, Inc.*                                                       22,520                372,988
    ReliaStar Financial Corp.                                            68,340              2,942,891
                                                                                          ------------
                                                                                          $  7,612,887
------------------------------------------------------------------------------------------------------
  Internet
    VIA NET.WORKS, Inc.*                                                  3,110           $     62,006
------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Ingersoll-Rand Co.                                                   24,900           $  1,168,744
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    Bristol-Myers Squibb Co.                                             62,660           $  3,285,734
------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Exxon Mobil Corp.                                                    19,090           $  1,483,054
    Halliburton Co.                                                      29,300              1,294,694
                                                                                          ------------
                                                                                          $  2,777,748
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    Gannett Co., Inc.                                                    36,030           $  2,301,416
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Bell Atlantic Corp.                                                  50,900           $  3,015,825
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Sierra Pacific Resources Co.                                        128,751           $  1,947,359
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 58,769,970
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $171,265,564)                                              $223,903,300
------------------------------------------------------------------------------------------------------

Bonds - 32.4%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 19.3%
  U.S. Federal Agencies - 1.3%
    Federal National Mortgage Association, 6.5s, 2004                 $   2,927           $  2,846,039
    Federal National Mortgage Association, 1.75s, 2008                  190,000              1,799,444
                                                                                          ------------
                                                                                          $  4,645,483
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 18.0%
    U.S. Treasury Notes, 6s, 2004                                     $   1,821           $  1,782,868
    U.S. Treasury Notes, 7.875s, 2004                                     5,625              5,900,963
    U.S. Treasury Notes, 5.875s, 2005                                    26,180             25,361,875
    U.S. Treasury Notes, 5.625s, 2006                                    23,019             21,964,114
    U.S. Treasury Notes, 3.875s, 2009                                     3,095              3,064,514
    U.S. Treasury Notes, 4.25s, 2010                                      4,625              4,723,494
    U.S. Treasury Notes, 6.5s, 2010                                       2,217              2,260,985
                                                                                          ------------
                                                                                          $ 65,058,813
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 69,704,296
------------------------------------------------------------------------------------------------------
Foreign Bonds - 13.1%
  Denmark - 1.4%
    Kingdom of Denmark, 7s, 2007                                   DKK   37,932           $  5,013,110
------------------------------------------------------------------------------------------------------
  France - 0.7%
    Republic of France, 4s, 2009                                   EUR    3,167           $  2,585,062
------------------------------------------------------------------------------------------------------
  Germany - 3.6%
    Federal Republic of Germany, 4.5s, 2009                        EUR   15,178           $ 12,986,840
------------------------------------------------------------------------------------------------------
  Greece - 1.0%
    Hellenic Republic, 8.9s, 2003                                  GRD  648,000           $  1,887,075
    Hellenic Republic, 8.7s, 2005                                       413,000              1,243,083
    Hellenic Republic, 8.6s, 2008                                       193,000                600,697
                                                                                          ------------
                                                                                          $  3,730,855
------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 5s, 2008                                    EUR    3,578           $  3,157,380
------------------------------------------------------------------------------------------------------
  Japan - 1.7%
    International Bank for Reconstruction and
      Developement, 2s, 2008 (Banks and Credit Cos.)               JPY  630,400           $  6,060,830
------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                                    SEK    4,000           $    457,708
    Kingdom of Sweden, 9s, 2009                                           8,700              1,210,117
                                                                                          ------------
                                                                                          $  1,667,825
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.4%
    United Kingdom Treasury, 6.5s, 2003                            GBP    5,000           $  7,932,945
    United Kingdom Treasury, 6.75s, 2004                                  2,624              4,245,855
                                                                                          ------------
                                                                                          $ 12,178,800
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 47,380,702
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $126,340,572)                                               $117,084,998
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.4%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 5/01/00,
      at Amortized Cost                                               $  15,830           $ 15,830,000
------------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Japan Government Bonds/May/130.85
      (Premiums Paid, $67,096)                                     JPY  540,000           $     94,509
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $313,503,232)                                         $356,912,807
------------------------------------------------------------------------------------------------------

Put Options Written
------------------------------------------------------------------------------------------------------
    Japan Government Bonds/May/130.85
      (Premiums Paid, $(67,096))                                   JPY (540,000)          $     (7,501)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.1%                                                        3,793,704
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $360,699,010
------------------------------------------------------------------------------------------------------
* Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

DKK = Danish Kroner               JPY = Japanese Yen
EUR = Euro                        NZD = New Zealand Dollars
GBP = British Pounds              SEK = Swedish Krona
GRD = Greek Drachma

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------
APRIL 30, 2000
------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $313,503,232)                       $356,912,807
  Cash                                                                               3,424
  Net receivable for forward foreign currency exchange contracts to sell         1,061,587
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                            96,048
  Receivable for Fund shares sold                                                  312,743
  Receivable for investments sold                                                1,202,890
  Interest and dividends receivable                                              3,371,049
  Other assets                                                                       3,809
                                                                              ------------
      Total assets                                                            $362,964,357
                                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                                          $    797,711
  Payable for investments purchased                                              1,182,202
  Written options outstanding, at value (premiums received, $67,096)                 7,501
  Payable to affiliates -
    Management fee                                                                  25,398
    Shareholder servicing agent fee                                                  2,626
    Distribution and service fee                                                    19,496
    Administrative fee                                                                 516
  Accrued expenses and other liabilities                                           229,897
                                                                              ------------
      Total liabilities                                                       $  2,265,347
                                                                              ------------
Net assets                                                                    $360,699,010
                                                                              ============
Net assets consist of:
  Paid-in capital                                                             $301,970,084
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                       44,488,466
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                               13,053,326
  Accumulated undistributed net investment income                                1,187,134
                                                                              ------------
      Total                                                                   $360,699,010
                                                                              ============
Shares of beneficial interest outstanding                                      26,201,621
                                                                              ============
Class A shares:
  Net asset value per share
    (net assets of $185,253,522 / 13,432,017 shares of
     beneficial interest outstanding)                                            $13.79
                                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                                   $14.48
                                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $125,457,672 / 9,124,714 shares of
     beneficial interest outstanding)                                            $13.75
                                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $48,392,954 / 3,529,582 shares of
     beneficial interest outstanding)                                            $13.71
                                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,594,862 / 115,308 shares of
     beneficial interest outstanding)                                            $13.83
                                                                                 ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
-----------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                        $ 4,121,205
    Dividends                                                                         2,057,427
    Foreign taxes withheld                                                             (211,340)
                                                                                    -----------
      Total investment income                                                       $ 5,967,292
                                                                                    -----------
  Expenses -
    Management fee                                                                  $ 1,499,088
    Trustees' compensation                                                               28,058
    Shareholder servicing agent fee                                                     184,575
    Distribution and service fee (Class A)                                              328,087
    Distribution and service fee (Class B)                                              647,050
    Distribution and service fee (Class C)                                              252,053
    Administrative fee                                                                   20,676
    Custodian fee                                                                       168,478
    Postage                                                                              29,765
    Printing                                                                             23,028
    Auditing fees                                                                        16,529
    Legal fees                                                                            1,071
    Miscellaneous                                                                       133,342
                                                                                    -----------
      Total expenses                                                                $ 3,331,800
    Fees paid indirectly                                                                (15,214)
                                                                                    -----------
      Net expenses                                                                  $ 3,316,586
                                                                                    -----------
        Net investment income                                                       $ 2,650,706
                                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                         $10,726,836
    Written option transactions                                                         259,138
    Foreign currency transactions                                                     2,396,147
                                                                                    -----------
        Net realized gain on investments and foreign currency transactions          $13,382,121
                                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                     $ 7,933,847
    Written options                                                                     (42,274)
    Translation of assets and liabilities in foreign currencies                         971,926
                                                                                    -----------
        Net unrealized gain on investments and foreign currency translation         $ 8,863,499
                                                                                    -----------
          Net realized and unrealized gain on investments and foreign currency      $22,245,620
                                                                                    -----------
            Increase in net assets from operations                                  $24,896,326
                                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED             YEAR ENDED
                                                                 APRIL 30, 2000       OCTOBER 31, 1999
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $  2,650,706           $  5,260,519
  Net realized gain on investments and foreign currency
    transactions                                                     13,382,121             30,457,922
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              8,863,499            (19,922,300)
                                                                   ------------           ------------
    Increase in net assets from operations                         $ 24,896,326           $ 15,796,141
                                                                   ------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                             $ (1,257,367)          $ (3,114,718)
  From net investment income (Class B)                                 (540,533)            (1,553,313)
  From net investment income (Class C)                                 (306,954)              (558,400)
  From net investment income (Class I)                                  (12,779)               (34,089)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 (13,850,883)           (11,788,156)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (9,623,474)            (7,739,436)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (3,895,074)            (2,444,103)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (113,766)              (120,309)
  In excess of net investment income (Class A)                             --               (1,421,757)
  In excess of net investment income (Class B)                             --                 (709,031)
  In excess of net investment income (Class C)                             --                 (254,890)
  In excess of net investment income (Class I)                             --                  (15,560)
                                                                   ------------           ------------
    Total distributions declared to shareholders                   $(29,600,830)          $(29,753,762)
                                                                   ------------           ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                     $ (6,177,190)          $ 64,579,969
                                                                   ------------           ------------
      Total increase (decrease) in net assets                      $(10,881,694)          $ 50,622,348
Net assets:
  At beginning of period                                            371,580,704            320,958,356
                                                                   ------------           ------------
  At end of period (including accumulated undistributed net
    investment income and distributions in excess of net
    investment income of $1,187,134 and $654,061,
    respectively)                                                  $360,699,010           $371,580,704
                                                                   ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED            -----------------------------------------------------------------
                                      APRIL 30, 2000             1999          1998           1997            1996           1995
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                      $13.98           $14.59         $13.84         $12.73         $11.57         $10.58
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                       $ 0.12           $ 0.25         $ 0.28         $ 0.31         $ 0.34         $ 0.33
  Net realized and unrealized
    gain on investments and
    foreign currency                            0.83             0.45           1.57           1.61           1.46           0.79
                                              ------           ------         ------         ------         ------         ------
      Total from investment
        operations                            $ 0.95           $ 0.70         $ 1.85         $ 1.92         $ 1.80         $ 1.12
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.09)          $(0.24)        $(0.18)        $(0.21)        $(0.63)        $(0.08)
  From net realized gain on
    investments and foreign
    currency transactions                      (1.05)           (0.96)         (0.92)         (0.60)         (0.01)         (0.05)
  In excess of net investment
    income                                      --              (0.11)          --             --             --             --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                          $(1.14)          $(1.31)        $(1.10)        $(0.81)        $(0.64)        $(0.13)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $13.79           $13.98         $14.59         $13.84         $12.73         $11.57
                                              ======           ======         ======         ======         ======         ======
Total return(+)                                 7.01%++          4.96%         14.29%         15.71%         16.06%         10.63%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                    1.48%+           1.48%          1.51%          1.59%          1.63%          1.77%
  Net investment income                         1.74%+           1.74%          1.99%          2.35%          2.79%          3.06%
Portfolio turnover                                36%             109%           183%           143%           167%           160%
Net assets at end of period
  (000 omitted)                             $185,254         $187,780       $174,576       $152,919       $129,843       $110,294
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED           ------------------------------------------------------------------
                                      APRIL 30, 2000             1999           1998           1997           1996           1995
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                      $13.95           $14.56         $13.82         $12.71         $11.52         $10.54
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                       $ 0.08           $ 0.16         $ 0.19         $ 0.22         $ 0.25         $ 0.25
  Net realized and unrealized gain
    on investments and foreign
    currency                                    0.83             0.45           1.56           1.62           1.46           0.77
                                              ------           ------         ------         ------         ------         ------
      Total from investment operations        $ 0.91           $ 0.61         $ 1.75         $ 1.84         $ 1.71         $ 1.02
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                  $(0.06)          $(0.18)        $(0.09)        $(0.13)        $(0.47)        $(0.03)
  From net realized gain on
    investments and foreign
    currency transactions                      (1.05)           (0.96)         (0.92)         (0.60)         (0.01)         (0.01)
  In excess of net investment income            --              (0.08)          --             --            (0.04)          --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared
        to shareholders                       $(1.11)          $(1.22)        $(1.01)        $(0.73)        $(0.52)        $(0.04)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $13.75           $13.95         $14.56         $13.82         $12.71         $11.52
                                              ======           ======         ======         ======         ======         ======
Total return                                    6.67%++          4.22%         13.57%         15.00%         15.29%          9.75%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                    2.12%+           2.14%          2.16%          2.25%          2.34%          2.49%
  Net investment income                         1.09%+           1.13%          1.33%          1.70%          2.07%          2.34%
Portfolio turnover                                36%             109%           183%           143%           167%           160%
Net assets at end of period
  (000 omitted)                             $125,458         $130,413       $113,966        $96,931        $71,788        $57,214
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED           ------------------------------------------------------------------
                                      APRIL 30, 2000             1999           1998           1997          1996            1995
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $13.94           $14.56         $13.82         $12.72         $11.52         $10.53
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                       $ 0.08           $ 0.16         $ 0.19         $ 0.23         $ 0.26         $ 0.27
  Net realized and unrealized gain on
    investments and foreign currency            0.82             0.45           1.56           1.61           1.46           0.76
                                              ------           ------         ------         ------         ------         ------
      Total from investment operations        $ 0.90           $ 0.61         $ 1.75         $ 1.84         $ 1.72         $ 1.03
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                  $(0.08)          $(0.19)        $(0.09)        $(0.14)        $(0.51)        $(0.03)
  From net realized gain on
    investments and foreign currency
    transactions                               (1.05)           (0.96)         (0.92)         (0.60)         (0.01)         (0.01)
  In excess of net investment income            --              (0.08)          --             --             --             --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                          $(1.13)          $(1.23)        $(1.01)        $(0.74)        $(0.52)        $(0.04)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $13.71           $13.94         $14.56         $13.82         $12.72         $11.52
                                              ======           ======         ======         ======         ======         ======
Total return                                    6.71%++          4.23%         13.52%         14.97%         15.41%          9.84%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                    2.12%+           2.14%          2.16%          2.24%          2.27%          2.42%
  Net investment income                         1.09%+           1.13%          1.33%          1.71%          2.14%          2.41%
Portfolio turnover                                36%             109%           183%           143%           167%           160%
Net assets at end of period
  (000 omitted)                              $48,393          $51,800        $30,580        $21,725        $14,248        $10,894
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                  SIX MONTHS ENDED           ------------------------------------
                                                    APRIL 30, 2000             1999           1998           1997*
                                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                                           CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                       $14.02           $14.60         $13.86         $12.51
                                                            ------           ------         ------         ------
Income from investment operations# -
  Net investment income                                     $ 0.14           $ 0.29         $ 0.33         $ 0.30
  Net realized and unrealized gain on investments and
    foreign currency                                          0.83             0.49           1.56           1.21
                                                            ------           ------         ------         ------
      Total from investment operations                      $ 0.97           $ 0.78         $ 1.89         $ 1.51
                                                            ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                                $(0.11)          $(0.28)        $(0.23)        $(0.16)
  From net realized gain on investments and foreign
    currency transactions                                    (1.05)           (0.96)         (0.92)          --
  In excess of net investment income                          --              (0.12)          --             --
                                                            ------           ------         ------         ------
      Total distributions declared to shareholders          $(1.16)          $(1.36)        $(1.15)        $(0.16)
                                                            ------           ------         ------         ------
Net asset value - end of period                             $13.83           $14.02         $14.60         $13.86
                                                            ======           ======         ======         ======
Total return                                                  7.24%++          5.40%         14.78%         12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.13%+           1.13%          1.16%          1.24%+
  Net investment income                                       2.09%+           2.08%          2.33%          2.72%+
Portfolio turnover                                              36%             109%           183%           143%
Net assets at end of period (000 omitted)                   $1,595           $1,587         $1,837         $1,848

 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Total Return Fund (the Fund) is a nondiversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2000, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets and 5.00% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,258 for the six months ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,220 for the six months ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $28,054 for the six months ended April 30, 2000. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,713 and $35,724 for Class B and Class C shares, respectively, for the six months ended April 30, 2000. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2000, were $17,197, $120,195, and $22,827 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                        $ 23,610,778     $ 18,094,996
                                                  ------------     ------------
Investments (non-U.S. government
securities)                                       $102,355,528     $123,381,233
                                                  ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $313,503,232
                                                                   ------------
Gross unrealized appreciation                                      $ 62,647,111
Gross unrealized depreciation                                       (19,237,536)
                                                                   ------------
    Net unrealized appreciation                                    $ 43,409,575
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED APRIL 30, 2000            YEAR ENDED OCTOBER 31, 1999
                                      -------------------------------        -------------------------------
                                           SHARES              AMOUNT            SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             2,974,137        $ 41,052,374         9,527,402        $ 134,146,764
Shares issued to shareholders in
  reinvestment of distributions         1,030,124          13,865,476         1,085,836           15,052,372
Shares reacquired                      (4,000,562)        (55,240,212)       (9,149,274)        (128,731,794)
                                       ----------        ------------        ----------        -------------
    Net increase (decrease)                 3,699        $   (322,362)        1,463,964        $  20,467,342
                                       ==========        ============        ==========        =============

Class B Shares
                                      SIX MONTHS ENDED APRIL 30, 2000            YEAR ENDED OCTOBER 31, 1999
                                      -------------------------------        -------------------------------
                                           SHARES              AMOUNT            SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               700,006        $  9,620,614         3,001,659        $  42,221,918
Shares issued to shareholders in
  reinvestment of distributions           623,517           8,386,298           605,278            8,397,365
Shares reacquired                      (1,545,949)        (21,306,772)       (2,084,987)         (29,223,273)
                                       ----------        ------------        ----------        -------------
    Net increase (decrease)              (222,426)       $ (3,299,860)        1,521,950        $  21,396,010
                                       ==========        ============        ==========        =============

Class C Shares
                                      SIX MONTHS ENDED APRIL 30, 2000            YEAR ENDED OCTOBER 31, 1999
                                      -------------------------------        -------------------------------
                                           SHARES              AMOUNT            SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               584,536        $  8,098,658         2,526,464        $  35,622,025
Shares issued to shareholders in
  reinvestment of distributions           196,080           2,629,428           162,826            2,255,584
Shares reacquired                        (967,235)        (13,308,384)       (1,073,242)         (14,982,438)
                                       ----------        ------------        ----------        -------------
    Net increase (decrease)              (186,619)       $ (2,580,298)        1,616,048        $  22,895,171
                                       ==========        ============        ==========        =============

Class I Shares
                                      SIX MONTHS ENDED APRIL 30, 2000            YEAR ENDED OCTOBER 31, 1999
                                      -------------------------------        -------------------------------
                                           SHARES              AMOUNT            SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               123,112        $  1,736,487             9,498        $     132,481
Shares issued to shareholders in
  reinvestment of distributions             9,388             126,545            12,261              169,958
Shares reacquired                        (130,422)         (1,837,702)          (34,292)            (480,993)
                                       ----------        ------------        ----------        -------------
    Net increase (decrease)                 2,078        $     25,330           (12,533)       $    (178,554)
                                       ==========        ============        ==========        =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 2000, was $1,230. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                    NUMBER OF
                                                    CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                            2         $ 200,516
Options written                                             1            67,096
Options terminated in closing transactions                 (2)         (200,516)
Options exercised                                           0                 0
Options expired                                             0                 0
                                                           --         ---------
Outstanding, end of period                                  1         $  67,096
                                                           ==         =========

At April 30, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                  CONTRACTS TO      IN EXCHANGE     CONTRACTS AT      NET UNREALIZED
          SETTLEMENT DATE      DELIVER/RECEIVE              FOR            VALUE        APPRECIATION
----------------------------------------------------------------------------------    --------------
Sales            06/16/00  DKK      46,483,827      $ 6,070,493      $ 5,689,016          $  381,477
                 06/16/00  EUR       7,891,349        7,685,385        7,194,202             491,183
                 06/16/00  JPY     584,544,224        5,567,088        5,455,530             111,558
                 06/16/00  NZD       1,084,721          535,852          526,151               9,701
                 06/16/00  SEK      21,472,918        2,470,992        2,403,324              67,668
                                                    -----------      -----------          ----------
                                                    $22,329,810      $21,268,223          $1,061,587
                                                    ===========      ===========          ==========

At April 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $8,338 with Deutsche Bank and a net receivable of $103,567 with C.S. First Boston and $819 with Merrill Lynch.

At April 30, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) GLOBAL TOTAL RETURN FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor;                 Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan+ - Private Investor                  SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief            CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                    For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III+ - President and Treasurer,        kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt+ - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists)                                           call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Ward Smith+ - Former Chairman (until 1994),            this service, your phone must be equipped with
NACCO Industries (holding company)                     a Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                     For share prices, account balances, exchanges,
Massachusetts Financial Services Company               or stock and bond outlooks, call toll free:
500 Boylston Street                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                  touch-tone telephone.

DISTRIBUTOR                                            WORLD WIDE WEB
MFS Fund Distributors, Inc.                            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                                 ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MWT-3  06/00  50M  24/224/324/824